UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 17, 2012

                                TRANSBIOTEC, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)



     Delaware                       000-53316                  26-0731818
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(State or other jurisdiction   (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)

                        3030 Old Ranch Parkway, Suite 350
                              Seal Beach, CA 90740
                  -------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (562) 280-0483

                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.

     On May 17, 2012 Charles Bennington resigned as the Company's Chief Executive Officer and was appointed the Company's Chief Operating Officer. On the same day Scott Painter was appointed the Company's Chief Executive Officer and a director.

     Scott Painter (age 64) has been an independent investment banking consultant since February 2007. Between December 2006 and February 2007 Mr. Painter was the Chief Executive Officer of Straight Shot Communications, a Company involved in the development of web based communications.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 17, 2012

                                 TRANSBIOTEC, INC.



                                 By: /s/ Scott Painter
                                     ---------------------------------------
                                     Scott Painter, Chief Executive Officer

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